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                                                                    EXHIBIT 10.2

                           [COPY -- NOT AN ORIGINAL]

                             REVOLVING CREDIT NOTE

$30,000,000                                            July 20, 1998
                                                       Boston, Massachusetts

     FOR VALUE RECEIVED, the undersigned, NEW ENGLAND AUDIO CO., INC., a Massachusetts corporation, and NEA DELAWARE, INC., a Delaware corporation (the "Borrowers"), jointly and severally, HEREBY PROMISE TO PAY to the order of BankBoston, N.A. (the "Lender") the principal sum of THIRTY MILLION DOLLARS ($30,000,000) (or, if less, the aggregate unpaid principal amount of all Revolving Credit Advances made by the Lender to the Borrower pursuant to the Credit Agreement as hereinafter defined), together with interest on the unpaid principal from time to time outstanding at the rate or rates and computed and payable at the times as described in the Credit Agreement. The entire balance of outstanding principal and accrued and unpaid interest shall be paid in full on the Revolving Credit Termination Date (as defined in the Credit Agreement).

     This note represents indebtedness for one or more Revolving Credit Advances made by the Lender to the Borrower under the Amended and Restated Credit Agreement dated as of July 20, 1998 (as the same may be amended, modified or supplemented from time to time, the "Credit Agreement") by and among the Borrowers, the Lenders from time to time parties thereto and BankBoston, N.A., as Agent for the Lenders (the "Agent"). Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Credit Agreement.

     The Borrowers shall have the right, at any time, to voluntarily prepay all or any part of the outstanding principal amount of this note subject to the provisions of the Credit Agreement.

     In addition to the payment of interest as provided above, the Borrowers shall, jointly and severally, on demand, pay interest on any overdue installments of principal and, to the extent permitted by applicable law, on overdue installments of interest at the rate set forth in the Credit Agreement.

     The holder of this note is entitled to all the benefits and rights of a Lender under the Credit Agreement to which reference is hereby made for a statement of the terms and conditions under which the entire unpaid balance of this note, or any portion hereof, shall become immediately due and payable. Any capitalized term used in this note which is not otherwise expressly defined herein shall have the meaning ascribed thereto in the Credit Agreement.

     The Borrowers hereby waive presentment, demand, notice, protest and other demands and notices in connection with the delivery, acceptance or enforcement of this note.

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     No delay or omission on the part of the holder of this note in exercising any right hereunder shall operate as a waiver of such right or of any other right under this note, and a waiver, delay or omission on any one occasion shall not be construed as a bar to or waiver of any such right on any future occasion.

     The Borrowers, jointly and severally, hereby agree to pay on demand all reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and legal expenses, incurred or paid by the holder of this note in enforcing this note on default.

     THE LENDER AND THE BORROWERS AGREE THAT NEITHER OF THEM NOR ANY OF THEIR ASSIGNEES OR SUCCESSORS SHALL (A) SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER ACTION BASED UPON OR ARISING OUT OF, THIS NOTE, THE CREDIT AGREEMENT, ANY LENDER AGREEMENT, ANY DOCUMENT, INSTRUMENT OR AGREEMENT EXECUTED IN CONNECTION WITH ANY OF THE FOREGOING, ANY COLLATERAL SECURING ALL OR ANY PART OF THE LENDER OBLIGATIONS OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM OR (B) SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY EACH OF THE LENDER AND THE BORROWERS WITH THEIR RESPECTIVE COUNSEL, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER THE LENDER NOR ANY BORROWER HAS AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.



                           [INTENTIONALLY LEFT BLANK]

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     This note shall be deemed to be under seal, and all rights and obligations hereunder shall be governed by the laws of The Commonwealth of Massachusetts (without giving effect to any conflicts of law provisions contained therein).

                                   NEW ENGLAND AUDIO CO., INC.


                                   By: /s/ Jeffrey S. Stone
                                   -------------------------------
                                   Name: Jeffrey S. Stone
                                   Title: President




                                   NEA DELAWARE, INC.


                                   By: /s/ Jeffrey S. Stone
                                   -------------------------------
                                   Name: Jeffrey S. Stone
                                   Title: President



                           [COPY -- NOT AN ORIGINAL]